UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 2, 2012

ATLANTIC TELE-NETWORK, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-12593	47-0728886
(State or other	(Commission File Number)	(IRS Employer
jurisdiction of incorporation)		Identification No.)

600 Cummings Center

Beverly, MA 01915
(Address of principal executive offices and zip code)

(978) 619-1300
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02               Results of Operations and Financial Condition.

On March 1, 2012, Atlantic Tele-Network, Inc. (the “Company”) issued a press release reporting its fourth quarter and full year 2011 results incorrectly stating its Island Wireless segment’s Operating Income and Adjusted EBITDA, which was offset by equal amounts incorrectly reported for Reconciling Items for the three months ended December 31, 2011.  The total amounts set forth under Operating Income and Adjusted EBITDA in the original press release were accurate as reported.

The following table sets forth Operating Income and Adjusted EBITDA for the Company’s Island Wireless segment and Reconciling Items as originally reported and the corrected financial data (reported in thousands):

	For The Three Months Ended December 31, 2011
	Island Wireless		Reconciling Items
	As Reported	Corrected	As Reported	Corrected

Operating Income (Loss)	$(2,440)	$(4,865)	$(6,942)	$(4,517)

Adjusted EBITDA	2,814	389	(6,595)	(4,170)

A corrected copy of the press release in its entirety is furnished herewith as Exhibit 99.1.

This Amendment No. 1 to Form 8-K (“Form 8-K/A”) amends the Current Report on Form 8-K furnished on March 1, 2012.  Other than as set forth above, this Form 8-K/A does not purport to amend, update or reflect any events that have occurred after the Form 8-K was furnished on March 1, 2012.  Exhibit 99.1 is furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing made by the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01               Financial Statements and Exhibits.

(d)	Exhibits

99.1	Corrected Press Release of the Company, dated March 1, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ATLANTIC TELE-NETWORK, INC.

	By:	/s/ Justin D. Benincasa
Justin D. Benincasa
Chief Financial Officer

Dated: March 2, 2012

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

99.1	Corrected Press Release of the Company, dated March 1, 2012.